                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 15
Report of Independent Accountants................ 19
Dividend Reinvestment Plan....................... 20

VPQ ANR 10/98

                             LETTER TO SHAREHOLDERS

September 21, 1998

Dear Shareholder,
    Recently, we decided to
consolidate all Van Kampen American
Capital funds under the single name
of Van Kampen Funds. This move
accompanies the change in the legal
name of our firm to Van Kampen Funds
Inc. Consequently, your Trust's name
was changed to Van Kampen                                [PHOTO]
Pennsylvania Quality Municipal Trust      DENNIS J. MCDONNELL AND DON G. POWELL
on August 28. You can be assured that
the change in your Trust's name will not affect its management or daily operations, and your Trust will continue to trade under its current ticker symbol. If you have any questions regarding your investment or our new name, please contact your financial adviser.

ECONOMIC OVERVIEW

    The economy grew at a moderate rate for much of the past year, accompanied by low inflation. During the three quarters that ended June 30, growth accelerated at a 3.4 percent annual rate, while consumer prices rose 1.4 percent.
    Beneath this tranquil scenario, however, lay periods of economic and financial volatility. During the first quarter, for example, growth surged at a
5.5 percent annual rate, fueled by heavy consumer spending and business inventory buildup. By the second quarter, growth had slowed to a sluggish 1.6 percent annual pace, due to the deepening Asian economic crisis and the General Motors strike.
    Despite the weakening economy, the dollar rallied as foreign investors sought refuge from global turmoil by purchasing U.S. Treasury securities. The strong dollar raised the price of U.S. exports and cut the price of imports. As a result, U.S. companies found they could neither maintain their foreign sales nor compete easily with cheap imports here. Corporate earnings fell, and U.S. stock prices retreated. By August 31, the Dow Jones Industrial Average was down 19 percent from its mid-July high.
    In Pennsylvania, moderate economic growth boosted sales tax and personal income tax revenues. Combined with sound financial management, these revenues expanded the state's general fund balances to $1.4 billion at the end of fiscal 1997. As a result, Moody's Investors Service upgraded Pennsylvania's general obligation debt to Aa3 in October 1997. Some of the state's health care systems, however, experienced credit downgrades due to increasing competition in the health care market.

MARKET OVERVIEW

    The stock market rout and foreign economic turmoil were nothing but good news for bonds. The Federal Reserve refrained from raising interest rates to avoid aggravating Asia's crisis, and investors worldwide aggressively bought U.S. Treasury securities. Because

                                                            Continued on page  2
these purchases occurred at a time when the supply of new Treasury issues was declining, Treasury bond prices rocketed to record levels. On August 31, the Dow Jones Industrial Average fell 512 points, and the 30-year Treasury bond yield, which moves in the opposite direction of its price, fell to a record low of 5.25 percent. A year earlier, its yield was 6.61 percent.
    Municipal bonds followed the gains in Treasuries but, true to form, they didn't rally as strongly. While long-term Treasury bond yields fell 136 basis points during the past year, the yield of the AAA-rated general obligation municipal bond fell only 44 basis points to 4.86 percent on August 31, 1998, from 5.30 percent a year earlier.
    Municipal bonds were hampered by an excess of supply relative to demand. State and local governments, taking advantage of the market's low interest rates, issued $190 billion worth of bonds during the first seven months of this year--47 percent more than they had issued during the comparable period last year.
    Despite an abundant supply from which to choose, U.S. investors were reluctant to purchase municipal bonds because of their relatively low yields, and foreign investors had even less interest because they had no need for the tax-exempt income. Compounding the situation was the flood of insured issues, which accounted for almost 60 percent of the new supply. As a result, fewer lower-rated, higher-yielding bonds were issued, and the yield spread between higher-rated and lower-rated bonds narrowed.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality* as of August 31, 1998

 AAA . . . . . . . . .     57.1%
 AA. . . . . . . . . .      5.3%
 A . . . . . . . . . .     14.5%
 BBB . . . . . . . . .     14.9%
 BB. . . . . . . . . .      4.6%
 Non-Rated . . . . . .      3.6%


* As a Percentage of Long-Term Investments
  Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY
    We used the following strategies to manage the Trust during the period:
    We replaced some of the bonds that had been prerefunded or repriced to their first call dates due to the sharp drop in interest rates. Like most bonds in the Trust, they were purchased when the Trust was created in 1991, a time of significantly higher interest rates. Approximately 25 percent of the current portfolio has been refunded and will be called between 1999 and 2002. We did not replace these bonds, however, because their yields are substantially higher than current market yields.
    Our acquisitions emphasized long-term discount bonds in order to extend the call protection of the Trust and enhance its potential for capital appreciation. Discount bonds tend to appreciate faster than par or premium bonds during periods of falling interest

                                                            Continued on page  3
rates. They also have longer durations, which means they are more sensitive to changing rates. Our purchases of discount bonds helped to offset some of the decline in the Trust's duration due to prerefundings. As of August 31, the duration of the Trust stood at 4.52 years, compared with 7.57 years for the Lehman Brothers Municipal Bond Index (excluding bonds maturing in five years or less).
    We favored AAA-rated insured bonds because these bonds are readily available and provide almost as much yield as lower-rated bonds but carry far less credit risk. Approximately 70 percent of new municipal bonds in Pennsylvania are insured, although the insurance does not remove market risk. We continue to maintain a portfolio dominated by bonds rated A or higher.


TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*
                                                                  AS OF
                                                             AUGUST 31, 1998
Health Care..............................................         25.5%
General Purpose..........................................         21.2%
Water and Sewer..........................................         10.4%
Student Loan.............................................         8.9%
Public Education.........................................         6.6%


*As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY
    For the 12-month period ended August 31, 1998, the Trust generated a total return of 13.71 percent(1) at market price. This reflects a gain in market price per common share from $16.8125 on August 31, 1997, to $18.0000 on August 31, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of 5.67 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal and state income taxes, this distribution rate is equivalent to a yield of 9.12 percent(4) on a taxable investment (for investors in the combined federal and state income tax bracket of 37.8 percent). Please refer to the chart on page 7 for additional performance numbers.

                            [DISTRIBUTION HISTORY GRAPH]

Twelve-Month Distribution History
For The Period Ended August 31, 1998

                              Distribution per Share
Sep 1997 . . . . . . . . .           $.0850
Oct 1997 . . . . . . . . .           $.0850
Nov 1997 . . . . . . . . .           $.0850
Dec 1997 . . . . . . . . .           $.1076
Jan 1998 . . . . . . . . .           $.0850
Feb 1998 . . . . . . . . .           $.0850
Mar 1998 . . . . . . . . .           $.0850
Apr 1998 . . . . . . . . .           $.0850
May 1998 . . . . . . . . .           $.0850
Jun 1998 . . . . . . . . .           $.0850
Jul 1998 . . . . . . . . .           $.0850
Aug 1998 . . . . . . . . .           $.0850

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

                                                            Continued on page  4

ECONOMIC OUTLOOK

    We believe the economy will rebound later this year, provided some stability is restored in the stock market. Domestic economic activity remains strong despite the market's decline and should overcome many of the negative effects of the global economic crisis. In Asia, where the crisis began, there are signs of potential rebounds. If the economic crisis in Asia, Russia, and other emerging markets continues unabated, however, we believe the Fed will refrain from raising rates and could even lower them. Fed Chairman Alan Greenspan acknowledged as much in a recent speech, when he disclosed that Fed policy-makers had abandoned their bias toward a rate hike in favor of a neutral position. Due to events overseas, policy-makers are now more concerned about an economic slowdown than about rising inflation, Greenspan indicated. The impact of slower economic growth abroad should help to offset any acceleration in domestic inflation.
    We will closely monitor these global and domestic events and their effects on the performance of the Trust, adjusting the portfolio when appropriate. We remain committed to providing a high level of tax-exempt income while preserving shareholders' capital. Thank you for your continued support and confidence in Van Kampen and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                                                  Please see footnotes on page 7

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.
     A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most insured bonds are AAA-rated. Recently, an A-rated insurer has started to insure lower-quality municipal bonds, and those bonds are A-rated.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's net asset value, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1998

                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST
                            (NYSE TICKER SYMBOL-VPQ)



 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............    13.71%
One-year total return based on NAV(2).....................     7.77%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)................................................     5.67%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)...................................     9.12%

 SHARE VALUATIONS

Net asset value...........................................  $  17.31
Closing common stock price................................  $18.0000
One-year high common stock price (08/31/98)...............  $18.1875
One-year low common stock price (10/29/97)................  $16.6875
Preferred share rate(5)...................................    3.449%

 (1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 37.8% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

     On August 20, 1998, the Trust's Board of Trustees voted to change the Trust's fiscal year end from August 31 to October 31, effective at the close of the August 31, 1998 fiscal year. As a result, the next fiscal year will commence on September 1, 1998 and end on October 31, 1998; however, you will not receive an annual report for the two-month transition period from August 31, 1998 to October 31, 1998. Instead, the financial information for those two months will appear in a separate column in the April 30, 1999 semiannual report. If you would like to receive the audited financial statements for this two-month period, please contact our Investor Services Department at 1-800-341-2929.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.9%
          PENNSYLVANIA  89.7%
$ 6,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
          Arpt Ser B (FSA Insd)...........................  6.625%  01/01/22  $  7,067,450
  7,475   Allegheny Cnty, PA Hosp Dev Auth Rev Saint
          Margaret Mem Hosp (Prerefunded @ 10/01/01)......  7.125   10/01/21     8,182,285
  2,575   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *   12/01/08     1,622,070
  2,580   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *   06/01/09     1,572,381
  1,645   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *   12/01/09       979,713
  2,475   Allentown, PA Area Hosp Auth Rev Sacred Heart
          Hosp of Allentown...............................  7.500   07/01/06     2,687,949
  2,690   Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
          Cnty Mem Hosp Ser A.............................  7.200   11/01/06     2,838,918
  5,500   Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
          Cnty Mem Hosp Ser A.............................  7.500   11/01/16     5,831,815
  1,000   Chester Cnty, PA Hlth & Edl Fac Auth Hosp Rev
          Bryn Mawr Rehab Hosp Rfdg (Prerefunded @
          07/01/02).......................................  6.900   07/01/07     1,124,370
  1,150   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/03       954,661
  1,130   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/03       918,848
  1,195   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/04       946,703
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/04       946,256
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/05       922,906
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/05       903,300
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/06       877,656
  1,020   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/06       717,835
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/07       836,456
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/07       818,095
  1,190   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/08       775,392
  1,205   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/08       767,669
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/09       735,013
  7,310   Dauphin Cnty, PA Hosp Auth Rev Cmnty Genl
          Osteopathic Hosp Rfdg...........................  7.375   06/01/16     8,003,207
  1,000   Delaware Cnty, PA Auth First Mtg Rev Riddle Vlg
          Proj Rfdg.......................................  6.875   06/01/16     1,051,890
  6,000   Delaware Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Philadelphia Elec Co Proj.......................  7.375   04/01/21     6,495,300
  1,000   Delaware Cnty, PA Indl Dev Auth Rev Res Recov
          Fac Ser A Rfdg..................................  6.200   07/01/19     1,092,130
 18,000   Emmaus, PA Genl Auth Rev Local Govt Pool G (FGIC
          Insd)...........................................  7.000   05/15/18    19,522,260
  4,000   Falls Twp, PA Hosp Auth Hosp Rev Delaware Vly
          Med Rfdg (FHA Gtd)..............................  7.000   08/01/22     4,438,480

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$   780   Lancaster, PA Indl Dev Auth Coml Rev First Mtg
          Kmart Corp Ser A Rfdg...........................  7.100%  09/15/07  $    834,077
  4,000   Lehigh Cnty, PA Genl Purp Auth Rev Good Shepherd
          Rehab Hosp (Prerefunded @ 11/15/01).............  7.500   11/15/21     4,508,760
  5,000   Lehigh Cnty, PA Genl Purp Auth Rev Muhlenberg
          Hosp Ser B (LOC-Summit Bank) (Prerefunded @
          07/15/99).......................................  8.100   07/15/10     5,293,800
  1,000   Mars, PA Area Sch Dist (AMBAC Insd).............  5.000   09/01/27       990,180
  3,100   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Abington Hosp (AMBAC Insd)..................  6.000   06/01/16     3,372,552
    655   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj.................  7.000   11/15/99       671,650
  1,250   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj (Prerefunded @
          11/15/01).......................................  7.350   11/15/05     1,403,625
  2,345   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj (Prerefunded @
          11/15/01).......................................  6.875   11/15/20     2,603,982
  6,000   Montgomery Cnty, PA Indl Dev Auth Rev Res Recov
          (LOC-Banque Paribas)............................  7.500   01/01/12     6,586,380
  1,395   North East, PA Sch Dist (FGIC Insd).............  5.250   09/01/28     1,423,835
  2,000   Pennsylvania Econ Dev Fin Auth Exempt Fac Rev
          MacMillan Ltd Partnership Proj..................  7.600   12/01/20     2,224,700
  1,000   Pennsylvania Econ Dev Fin Auth Res Recov Rev
          Colver Proj Ser D...............................  7.150   12/01/18     1,124,170
  1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          34B (FHA Gtd)...................................  7.000   04/01/24     1,074,060
  2,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          42..............................................  6.850   04/01/25     2,177,480
  3,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          52B (FHA Gtd)...................................  6.250   10/01/24     3,188,670
  1,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          53A.............................................  6.050   04/01/18     1,586,925
  1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          54A Rfdg (FHA Gtd)..............................  6.050   10/01/16     1,057,950
  1,565   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          54A Rfdg (FHA Gtd)..............................  6.150   10/01/22     1,655,254
  7,000   Pennsylvania Intergvtl Coop Auth Spl Tax Rev
          City of Philadelphia (Prerefunded @ 06/15/02)...  6.800   06/15/22     7,724,920
 17,015   Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Ser A (AMBAC Insd)...............  7.050   10/01/16    18,117,742
  4,250   Philadelphia, PA Arpt Rev Ser A (AMBAC Insd)....  6.100   06/15/25     4,621,663
  1,250   Philadelphia, PA Auth Indl Dev Hlth Care Fac Rev
          Baptist Home of Philadelphia Ser A..............  5.600   11/15/28     1,245,363
  2,000   Philadelphia, PA Gas Wks Rev Ser 14 (FSA
          Insd)...........................................  6.375   07/01/14     2,227,140
  3,000   Philadelphia, PA Gas Wks Rev Ser 14 Rfdg (FSA
          Insd)...........................................  6.250   07/01/08     3,330,720

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 7,165   Philadelphia, PA Muni Auth Rev Justice Lease Ser
          B (Prerefunded @ 11/15/01) (FGIC Insd)..........  7.125%  11/15/18  $  8,015,629
  5,000   Philadelphia, PA Wtr & Swr Rev Ser 16
          (Prerefunded @ 08/01/01)........................  7.500   08/01/10     5,600,750
  5,500   Philadelphia, PA Wtr & Swr Rev Ser 16
          (Prerefunded @ 08/01/01)........................  7.000   08/01/18     5,990,050
  3,000   Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA
          Insd)...........................................  5.625   06/15/08     3,292,020
                                                                              ------------
                                                                               185,575,055
                                                                              ------------
          PUERTO RICO  7.1%
    824   Centro de Recaudaciones de Ingresos Muni Ctfs
          Partn PR........................................  6.850   10/17/03       859,686
 14,000   Puerto Rico Comwlth Pub Impt Rfdg...............      *   07/01/04    11,017,160
  1,560   Puerto Rico Elec Pwr Auth Pwr Rev Ser U Rfdg....  6.000   07/01/14     1,707,482
    990   Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth
          Fac Ser K Rfdg..................................  6.600   07/01/04     1,087,723
                                                                              ------------
                                                                                14,672,051
                                                                              ------------
          U.S. VIRGIN ISLANDS  2.1%
  3,750   Virgin Islands Pub Fin Auth Rev Matching Fd Ln
          Nts Ser A Rfdg (Prerefunded @ 10/01/02).........  7.250   10/01/18     4,296,900
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  98.9%
  (Cost $185,059,531).......................................................   204,544,006
OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%.................................     2,245,675
                                                                              ------------
NET ASSETS  100.0%..........................................................  $206,789,681
                                                                              ============

 * Zero coupon bond

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $185,059,531).......................  $204,544,006
Interest Receivable.........................................     3,396,825
Other.......................................................         3,528
                                                              ------------
      Total Assets..........................................   207,944,359
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................       695,118
  Investment Advisory Fee...................................       122,281
  Income Distributions - Preferred Shares...................       116,699
  Administrative Fee........................................        34,937
  Affiliates................................................        13,313
Trustees' Deferred Compensation and Retirement Plans........        91,696
Accrued Expenses............................................        80,634
                                                              ------------
      Total Liabilities.....................................     1,154,678
                                                              ------------
NET ASSETS..................................................  $206,789,681
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,300 issued with liquidation preference of
  $50,000 per share)........................................  $ 65,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,193,233 shares issued and
  outstanding)..............................................        81,932
Paid in Surplus.............................................   121,329,633
Net Unrealized Appreciation.................................    19,484,475
Accumulated Undistributed Net Investment Income.............       725,070
Accumulated Net Realized Gain...............................       168,571
                                                              ------------
      Net Assets Applicable to Common Shares................   141,789,681
                                                              ------------
NET ASSETS..................................................  $206,789,681
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($141,789,681 divided by
  8,193,233 shares outstanding).............................  $      17.31
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $ 12,869,325
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,439,012
Administrative Fee..........................................       411,146
Preferred Share Maintenance.................................       169,816
Trustees' Fees and Expenses.................................        26,572
Custody.....................................................        14,558
Legal.......................................................         8,698
Other.......................................................       202,463
                                                              ------------
    Total Expenses..........................................     2,272,265
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 10,597,060
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $    168,571
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    17,355,372
  End of the Period.........................................    19,484,475
                                                              ------------
Net Unrealized Appreciation During the Period...............     2,129,103
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $  2,297,674
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 12,894,734
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                              Year Ended        Year Ended
                                                            August 31, 1998   August 31, 1997
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................  $ 10,597,060      $ 10,565,273
Net Realized Gain..........................................       168,571           234,110
Net Unrealized Appreciation During the Period..............     2,129,103         4,546,702
                                                             ------------      ------------
Change in Net Assets from Operations.......................    12,894,734        15,346,085
                                                             ------------      ------------
Distributions from Net Investment Income:
  Common Shares............................................    (8,329,449)       (8,596,978)
  Preferred Shares.........................................    (2,314,304)       (2,254,783)
                                                             ------------      ------------
                                                              (10,643,753)      (10,851,761)
                                                             ------------      ------------
Distributions from Net Realized Gain:
  Common Shares............................................      (184,268)         (247,642)
  Preferred Shares.........................................       (49,842)          (72,294)
                                                             ------------      ------------
                                                                 (234,110)         (319,936)
                                                             ------------      ------------
Total Distributions........................................   (10,877,863)      (11,171,697)
                                                             ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........     2,016,871         4,174,388
                                                             ------------      ------------
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.............................................       689,852           424,967
                                                             ------------      ------------
TOTAL INCREASE IN NET ASSETS...............................     2,706,723         4,599,355
NET ASSETS:
Beginning of the Period....................................   204,082,958       199,483,603
                                                             ------------      ------------
End of the Period (Including accumulated undistributed net
  investment income of $725,070 and $770,099,
  respectively)............................................  $206,789,681      $204,082,958
                                                             ============      ============

                                               See Notes to Financial Statements

================================================================================

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                       September 27, 1991
                                                                                         (Commencement
                                               Year Ended August 31                      of Investment
                             ---------------------------------------------------------   Operations) to
                              1998      1997      1996      1995      1994      1993    August 31, 1992
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of the Period (a).........  $17.059   $16.546   $16.705   $16.431   $17.987   $16.387            $14.788
                             -------   -------   -------   -------   -------   -------            -------
 Net Investment Income.....    1.296     1.297     1.302     1.331     1.338     1.344              1.092
 Net Realized and
   Unrealized Gain/Loss....     .282      .588     (.064)     .349    (1.544)    1.685              1.460
                             -------   -------   -------   -------   -------   -------            -------
Total from Investment
 Operations................    1.578     1.885     1.238     1.680     (.206)    3.029              2.552
                             -------   -------   -------   -------   -------   -------            -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
     Shareholders..........    1.020     1.056     1.092     1.092     1.092     1.042               .754
   Common Share Equivalent
     of Distributions Paid
     to Preferred
     Shareholders..........     .282      .277      .295      .312      .214      .186               .199
 Distributions from Net
   Realized Gain:
   Paid to Common
     Shareholders..........     .023      .030      .008      .002      .039      .161                -0-
   Common Share Equivalent
     of Distributions Paid
     to Preferred
     Shareholders..........     .006      .009      .002       -0-      .005      .040                -0-
                             -------   -------   -------   -------   -------   -------            -------
Total Distributions........    1.331     1.372     1.397     1.406     1.350     1.429               .953
                             -------   -------   -------   -------   -------   -------            -------
Net Asset Value, End of the
 Period....................  $17.306   $17.059   $16.546   $16.705   $16.431   $17.987            $16.387
                             =======   =======   =======   =======   =======   =======            =======
Market Price Per Share at
 End of the Period.........  $18.000   $16.813   $17.125   $16.250   $16.125   $17.625            $15.750
Total Investment Return at
 Market Price (b)..........   13.71%     4.72%    12.52%     8.02%   (2.22%)    20.26%             10.22%*
Total Return at Net Asset
 Value (c).................    7.77%     9.93%     5.71%     8.90%   (2.45%)    17.85%             14.65%*
Net Assets at End of the
 Period (In millions)......  $ 206.8   $ 204.1   $ 199.5   $ 200.3   $ 197.7   $ 210.0            $ 197.0
Ratio of Expenses to
 Average Net Assets
 Applicable to
 Common Shares**...........    1.62%     1.66%     1.67%     1.73%     1.64%     1.64%              1.58%
Ratio of Net Investment
 Income to Average Net
 Assets Applicable to
 Common Shares (d).........    5.89%     6.08%     5.99%     6.37%     6.54%     6.85%              6.28%
Portfolio Turnover.........       4%        6%       13%       15%        1%        4%                55%*
*  Non-Annualized
** Ratio of Expenses to
   Average Net Assets
   Including Preferred
   Shares..................    1.11%     1.12%     1.13%     1.15%     1.12%     1.11%              1.11%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.212 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Pennsylvania municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. As of August 31, 1998, there were no when issued or delayed delivery purchase commitments.

                                August 31, 1998
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At August 31, 1998, for federal income tax purposes cost of long-term investments is $185,059,531, the aggregate gross unrealized appreciation is $19,484,475 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $19,484,475.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

    Due to the inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to expenses which are not deductible for tax purposes totaling $1,664 were reclassified from accumulated undistributed net investment income to capital.

    For the year ended August 31, 1998, 100.0% of the income distributions made by the Trust were exempt from federal income taxes. Additionally, during the period the Trust designated and paid $48,254 as a 28% rate gain distribution. These distributions, where applicable, were included on 1997's Form 1099-DIV which was mailed to shareholders in January of 1998. In January, 1999 the Trust will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates

                                August 31, 1998
--------------------------------------------------------------------------------

(collectively "Van Kampen"), the Trust's Administrator, at an annual rate of
 .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended August 31, 1998, the Trust recognized expenses of approximately $3,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended August 31, 1998, the Trust recognized expenses of approximately $74,000 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service of the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At August 31, 1998 and 1997, paid in surplus related to common shares aggregated $121,329,633 and $120,641,844, respectively.

    Transactions in common shares were as follows:

                                               YEAR ENDED        YEAR ENDED
                                             AUGUST 31, 1998   AUGUST 31, 1997
------------------------------------------------------------------------------
Beginning Shares............................       8,153,254         8,127,899
Shares Issued Through Dividend
  Reinvestment..............................          39,979            25,355
                                                   ---------         ---------
Ending Shares...............................       8,193,233         8,153,254
                                                   =========         =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $7,552,555 and $8,247,756 respectively.

                                August 31, 1998
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 1,300 Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on August 31, 1998, was 3.449% and for the year ended August 31, 1998, the rates ranged from 3.449% to 4.169%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

6. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Pennsylvania Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Pennsylvania Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Pennsylvania Quality Municipal Trust as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
October 6, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                                Van Kampen Funds
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value
International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income
Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL* - Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

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

                          RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on July 28, 1998, where shareholders voted on the election of trustees and independent public accountants.

    1) With regard to the election of the following trustee by preferred shareholders:

                                                         # OF SHARES
                                                    ----------------------
                                                    IN FAVOR       AGAINST
--------------------------------------------------------------------------
Theodore A. Meyers.............................        1,295             0

    2) With regard to the election of the following trustees by common shareholders:

                                                         # OF SHARES
                                                   -----------------------
                                                   IN FAVOR        AGAINST
--------------------------------------------------------------------------
Don G. Powell...............................         7,129,137     108,913
Hugo Sonnenschein...........................         7,130,682     107,369

    3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the trust, 7,151,305 shares voted in favor of the proposal, 238,571 shares voted against, and 64,183 shares abstained.

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

                VAN KAMPEN PENNSYLVANIA QUALITY MUNICIPAL TRUST

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